Exhibit 10.4

                             ASSIGNMENT OF CONTRACT
                             ----------------------

     FOR  VALUE  RECEIVED,  ADVANTAGE  PROFESSIONAL  MANAGEMENT  GROUP,
INC. ("Assignor"), without RECOURSE, hereby assigns TO THIRTEEN DAVENPORT, LLC ("Assignee"), all of Assignor's right, title and interest to that Purchase Agreement between ASSIGNOR AS SELLER AND PARADISE DEVELOPMENT GROUP, INC. AS Buyer, DATED February 5, 2005, A COPY of which is ATTACHED hereto."Contract").

                                    ASSIGNOR:

                                              ADVANTAGE PROFESSIONAL
                                              MANAGEMENT GROUP, INC., a Florida
                                                      corporation

                                              By: /s/ Malcolm J. Wright
                                                 ----------------------------
                                                 MALCOLM J. WRIGHT, President

                                                    (Corporate Seal)

State of Florida
County of Orange

The foregoing instrument was acknowledged before me this 3rd day of March, 2005
by MALCOLM J. WRIGHT of ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.,   a
Florida corporation, on behalf of the corporation.  He
[ ] is personally known to me or [X] has produced a driver's license as identification.

[Notary Seal]

Sharon G. Clement                          Notary Public  /s/ Sharon G. Clement
Commission #DD343005                       Printed Name: Sharon G. Clement
Expires: Aug 02,2008
BONDED THRU                                My Commission Expires: August 2, 2008
ATLANTIC BONDING CO., INC.

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